Supplement dated April 3, 2009 to the prospectuses dated May 1, 2008 of
           Seligman Portfolios, Inc. (the "Series"), on behalf of its
                     Seligman International Growth Portfolio
                                (the "Portfolio")


At a Special Meeting of Shareholders scheduled to be held on June 2, 2009, shareholders who owned shares of the Portfolio on April 3, 2009 will vote on a policy authorizing RiverSource Investments, LLC, the Portfolio's investment adviser, with the approval of the Series' Board of Directors (the "Board"), to retain and replace subadvisers, or to modify subadvisory agreements, without obtaining shareholder approval (the "Manager of Managers Proposal"). The approval of the Manager of Managers Proposal will eliminate the need for shareholder meetings and related proxy solicitation if the Board determines that such retention, replacement or modification is appropriate, thereby reducing associated costs and delays.